UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 2017

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive
Gainesville, GA 30504
(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 18, 2017, Authentidate Holding Corp. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the resignation of Mr. Ronald C. Oklewicz, a former director of the Company (the “Initial Form 8-K”). This Current Report on Form 8-K/A is being filed pursuant to Item 5.02(a)(3)(iii) of Form 8-K in order to: (1) update certain information under Item 5.02 of the Initial Form 8-K, and (2) file as an exhibit a letter received from Mr. Oklewicz pursuant to the opportunity to respond to the Initial Form 8-K granted to Mr. Oklewicz under Item 5.02(a)(3)(ii) of Form 8-K. The information contained in this Current Report on Form 8-K/A supplements the information contained in Item 5.02 and Item 9.01 of the Initial Form 8-K. Otherwise, the information set forth in Item 5.02 of the Initial Form 8-K is has not be changed and is incorporated herein by reference in its entirety.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On January 18, 2017, the Company received a letter from Mr. Oklewicz stating that he disagreed with the Company’s description in the Initial Form 8-K of the circumstances regarding his resignation. A copy of Mr. Oklewicz’s letter in response to the Initial Form 8-K (the “Response Letter”) is attached as Exhibit 17.2 to this Current Report on Form 8-K/A. All descriptions of the contents of the Response Letter set forth in this Current Report on Form 8-K/A are qualified in their entireties by reference to the full text of the Response Letter.

The Company believes that the information and description of the circumstances regarding Mr. Oklewicz’s resignation as set forth in the Initial Form 8-K is fully responsive to the Response Letter and disagrees with Mr. Oklewicz’s statement in the Response Letter that the Company’s “disclosure contains misrepresentation of the facts”. The Company has no further comment on the Response Letter at this juncture.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached to this Current Report on Form 8-K/A. Exhibits designated with an asterisk (*) are filed herewith.

Exhibit No.	Description
17.1	Letter of Resignation of Ronald Oklewicz, dated January 11, 2017 (incorporated by reference to the Current Report on Form 8-K filed by the Company on January 18, 2017).
17.2	Response Letter of Ronald Oklewicz, dated January 18, 2017.*

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/	Hanif A. Roshan
	Name:		Hanif A. Roshan
	Title:		Chief Executive Officer
Date: January 20, 2017

EXHIBIT INDEX

Exhibit Number	Description
17.1	Letter of Resignation of Ronald Oklewicz, dated January 11, 2017 (incorporated by reference to the Current Report on Form 8-K filed by the Company on January 18, 2017).
17.2	Response Letter of Ronald Oklewicz, dated January 18, 2017.*

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